UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): February 25, 2021

REXNORD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		001-35475	20-5197013
(State or Other Jurisdiction of Incorporation or Organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way			53204
Milwaukee,	Wisconsin
(Address of Principal Executive Offices)			(Zip Code)

(414) 643-3739
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	RXN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 25, 2021, Jacques Donavon (“Don”) Butler accepted appointment by the Board of Directors (the “Board”) of Rexnord Corporation (the “Company”) to become a director of the Company, effective immediately. The Board increased its size to 11 directors in connection with the appointment of Mr. Butler.

The Board determined that Mr. Butler will be an “independent” director under New York Stock Exchange listing standards. Mr. Butler will serve on the Nominating and Corporate Governance Committee of the Board and has been designated a director in the class whose terms will expire at the 2022 annual meeting of stockholders.

Mr. Butler, age 57, retired as Executive Director, Connected Vehicles of Ford Motor Company, a designer, manufacturer and servicer of vehicles, in 2020 after serving in such role since 2014. Prior to joining Ford, Mr. Butler held various leadership positions with increasing responsibility at General Motors Company, a designer and manufacturer of vehicles, including Vice President, Marketing and Global Strategy, Cadillac, Chairman and Managing Director, General Motors Egypt and Vice President, OnStar, from 1981 to 2013. Mr. Butler earned a Master of Business Administration degree from Harvard Business School and a Bachelor of Science degree in Electrical Engineering from General Motors Institute (now Kettering University).

The Board appointed Mr. Butler as a director due to his extensive engineering, marketing, product development and information technology experience, including connected products, and leadership experience at large organizations.

Mr. Butler will participate in the Company’s outside director compensation program. Upon appointment to the Board, Mr. Butler received a grant of restricted stock units (“RSUs”) valued at approximately $130,000. The RSUs vested immediately on grant, but are not paid out until six months after leaving the Board.

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SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Rexnord Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 25th day of February, 2021.

REXNORD CORPORATION

By:	/S/ Patricia M. Whaley
Patricia M. Whaley
Vice President, General Counsel and Secretary

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